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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 4, 2004
                                                 ----------------




                            FBL FINANCIAL GROUP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Iowa                                                      1-11917                                42-1411715
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(State or other jurisdiction of incorporation)    (Commission File Number)          (I.R.S. Employer Identification No.)


5400 University Avenue, West Des Moines, Iowa                                                      50266
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(Address of principal executive offices)                                                        (Zip Code)
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Registrant's telephone number, including area code (515) 225-5400
                                                  ---------------


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ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         At meetings held November 4, 2004, December 16, 2004 and February 25,
2005, the Management Development and Compensation Committee (the "Committee"):

         1. set the base salaries of executive officers including the chief executive officer and next four most highly paid executive officers (together, the "Named Executive Officers") for 2005,
         2. approved grants of stock options and restricted stock (which included establishment of year 2007 earnings per share and year 2007 return on equity performance goals for the restricted stock) to employees including the Named Executive
                  Officers, which grants were completed January 17, 2005,
         3. ratified payment of bonuses paid to employees including the Named Executive Officers on February 1, 2005 based on attainment of 2004 company goals,
         4. set company goals for 2005 on which cash bonuses payable in 2006 will be based, and
         5.       revised compensation payable to directors.

BASE SALARIES FOR 2005 FOR THE NAMED EXECUTIVE OFFICERS

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       Name                                    Title                                      2005 Base Salary
------------------                       ---------------------------------                -------------------

William J. Oddy                          Chief Executive Officer                              $650,000
James W. Noyce                           Chief Financial Officer and Chief                    $435,000
                                         Administrative Officer
Stephen M. Morain                        Senior Vice President and General                    $428,000
                                         Counsel
JoAnn W. Rumelhart                       Executive Vice President - Farm                      $335,000
                                         Bureau Life
Bruce A. Trost*                          Executive Vice President - P/C                       $335,000
                                         Companies


*Mr. Trost joined the company in November 2004 after announcement of the pending retirement of John Tatum, who was one of the named executive officers in 2004.

STOCK OPTIONS GRANTED JANUARY 17, 2005

         The Committee's annual grants of stock options to eligible participants were effective January 17, 2005 pursuant to the 1996 Class A Common Stock Compensation Plan. Grants were made to the Named Executive Officers in the amounts shown below. Consistent with the plan, the options have an exercise price of $26.35 per share, vest ratably over a five year period and expire ten years after the date of grant.


    Name                                                                        Number of Options
------------------                                                              -----------------
William J. Oddy                                                                       46,054
James W. Noyce                                                                        26,085
Stephen M. Morain                                                                      8,635
JoAnn W. Rumelhart                                                                    15,543
Bruce A. Trost                                                                         8,635


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RESTRICTED STOCK GRANTS IN 2005

         In 2005 for the second year the Committee determined to emphasize performance results by splitting the equity awards of certain executive officers, including the Named Executive Officers, into a stock option component and a restricted stock component. The shares of restricted stock vest after three years if performance criteria are met. For the grants made January 17, 2005, the Committee has set goals of earnings per share in year 2007 and year
2007 return on equity. Grants to the Named Executive Officers are as follows:

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

     Name                                      Shares of Restricted Stock                 Grant Date Value
------------------                             --------------------------                 ----------------
William J. Oddy                                          15,189                               $399,993
James W. Noyce                                            8,539                               $225,003
Stephen M. Morain                                         2,846                               $ 74,992
JoAnn W. Rumelhart                                        5,123                               $134,991
Bruce A. Trost                                            2,846                               $ 74,992


CASH BONUSES PAID IN 2005 FOR 2004 PERFORMANCE

         The Named Executive Officers are eligible to receive an annual cash bonus as part of the Company's Management Performance Plan, based on the achievement of performance objectives established for the prior year. The performance objectives are company oriented and are used to determine bonuses for all eligible employees. The Committee reviewed and ratified the payment of the annual bonus which was made February 1, 2005 based on the achievement of targets established for 2004. The Named Executive Officers received the following bonuses under this plan.

     Name                                                             Bonus Paid in 2005 for 2004 Performance
------------------                                                    ---------------------------------------
William J. Oddy                                                                      $302,454
James W. Noyce                                                                       $156,516
Stephen M. Morain                                                                    $112,205
JoAnn W. Rumelhart                                                                   $120,568
Bruce A. Trost                                                                       $ 30,789


 PERFORMANCE GOALS FOR 2005

         The Committee has established eight equally weighted company performance goals for the Management Performance Plan for 2005, which include earnings per share, Farm Bureau Life insurance production, EquiTrust Life collected premiums, agent recruiting, life expenses, property/casualty membership accounts, property/casualty expenses and property/casualty combined ratio. Attainment of the goals under the Management Performance Plan is designed to produce target bonuses to the executive officers of up to 50% of base salary for Mr. Oddy and 40% for Mr. Noyce, Mr. Trost and Ms. Rumelhart, and 25% for Mr. Morain, and for exceptional


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performance could allow bonuses of up to 100% of base salary for Mr. Oddy, 80%
for Mr. Noyce, Mr. Trost and Ms. Rumelhart, and 50% for Mr. Morain.

DIRECTOR COMPENSATION

         The Committee determined to revise the schedule of payments to non-management directors to the following schedule:

         Class A directors and Class B directors receive annual retainers of $24,000 and $10,000, respectively, plus a fee of $1,250 for each Board meeting attended ($500 for telephonic meetings). Members of the Audit Committee receive $1,000 per meeting; members of the Class B Nominating Committee receive $500 per meeting ($250 per telephonic meeting); members of the other committees receive $1,000 per meeting ($500 per telephonic meeting). The chairperson of the committee receives 50% more than the members. Directors may elect to receive their fees in cash, in shares, or in deferred stock equivalent units pursuant to the Director Compensation Plan. All directors are reimbursed for travel expenses incurred in attending Board or committee meetings, and are reimbursed for travel expenses of their spouse for one Board meeting per year. The non-employee directors each annually receive nonqualified stock options to purchase 4,000 shares at the date of grant fair market value.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

10.1     Summary Sheet:  Named Executive Officer Base Salaries 2005

10.2 Rules for Payment of Meeting Fees, Retainers and Expenses to the Board of Directors

10.3     Management Performance Plan 2005


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FBL FINANCIAL GROUP, INC.
Date: March 18, 2005



                                              /s/   James W. Noyce
                                              --------------------------------
                                              James W. Noyce
                                              Chief Financial Officer and Chief
                                              Administrative Officer